EXHIBIT 10.1

                            SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT is made effective the 12th day of April, 2000,

BETWEEN

                                VHS NETWORK INC.,
                  --------------------------------------------
                  a corporation incorporated under the laws of
                     the State of Florida, (the "Purchaser")

                                     - and -

                            CHINA EMALL CORPORATION,
                     an Ontario corporation, ("China eMall")

                                     - and -

                              UPHILL CAPITAL INC.,

       an Ontario corporation and a shareholder of China eMall, ("Uphill")

                                     - and -

                              GDCT INVESTMENT INC.,
        an Ontario corporation and a shareholder of China eMall, ("GDCT")

                                     - and -

                           GANG CHAI and QIN LU CHAI,
      individuals and shareholders of Uphill Capital Inc. and China eMall,
                   (collectively referred as "Uphill Vendors")

                                     - and -

                           QING WANG and TAI XUE SHI,
      individuals and shareholders of GDCT Investment Inc. and China eMall,
                  (collectively referred to as "GDCT Vendors")

                                     - and -

            CHARLES HE, an individual and shareholder of China eMall,

                                     - and -

                             FORTE MANAGEMENT CORP.,

       a Caymanian corporation and a shareholder of China eMall, ("Forte")


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         WHEREAS the Parties desire to enter into a share  exchange  transaction as contemplated by this Agreement in accordance with the terms and conditions of this Agreement.

         WHEREAS the Parties hereby confirm that this Amended and Restated Share Exchange Agreement cancels and replaces the Share Exchange Agreement dated March 9, 2000 entered into by the Parties.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the mutual covenants hereinafter contained and provided for and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Parties), the Parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

                                 --------------

1.1 Definitions. In this Agreement, unless the context otherwise requires, the terms set forth in Schedule 1.1 shall have the meanings set forth therein.

1.2 Entire Agreement. This Agreement together with the agreements and other documents to be delivered pursuant to this Agreement, constitute the entire agreement between the Parties pertaining to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

1.3 Extended Meanings. In this Agreement, words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

1.4 Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5 References. References to an article, section, subsection, paragraph, schedule or exhibit shall be construed as references to an article, section, subsection, paragraph, schedule or exhibit to this Agreement, unless the context otherwise requires.

1.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that Province.


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

1.7 Currency. Unless otherwise specified, the word "dollar", or the symbol "$" refers to US currency.

1.8 Schedules. The following is a list of schedules attached to and incorporated into this Agreement by reference and deemed as part of this Agreement.

         SCHEDULE         DESCRIPTION

         1.1              Definitions
         2.8              Exchangeable Shares

         3.1              Support Agreement between Purchaser and China eMall
         4.1 (e)          Shareholders of China eMall
         4.2 (e)          Shareholders of Uphill
         4.3 (e)          Shareholders of GDCT
         5.1 (m)          China eMall Financial Statements
         5.1 (p)              China eMall Business Agreements
         5.2 (m)              Uphill Financial Statements
         5.2 (p)          Uphill Business Agreements
         5.3 (m)              GDCT Financial Statements
         5.3 (p)          GDCT Business Agreements
         6.1 (k)          Purchaser Litigation
         6.1 (m)              Purchaser Business Agreements
         6.1 (n)          Purchaser Financial Statements
         6.1 (p)          Purchaser Issued and Outstanding Shares
         6.1 (u)          Purchaser Tax Liability

                                   ARTICLE II

                          SHARE CONVERSION AND ISSUANCE

                          -----------------------------

2.1 Agreement to Purchase and Convert. Upon the terms and subject to the conditions contained in this Agreement, the Purchaser, China eMall, and the China Vendors agree to undertake the following:

         all the China Vendors, excluding Uphill, GDCT and Forte, shall convert their existing common shares in the capital of China eMall (their "China Shares") into Exchangeable Shares of China eMall on or prior to Closing;

         the Uphill Vendors shall cause Uphill to subdivide the existing 100 common shares of its capital into 700,000 common shares prior to the Closing Date;

         the Uphill Vendors shall sell and the Purchaser shall purchase, as of and with effect from the opening of business on the Closing Date, the Uphill Shares;

         the GDCT Vendors shall sell and the Purchaser shall purchase, as of and with effect from the opening of business on the Closing Date, the GDCT Shares; and

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         Forte  shall  sell and the  Purchaser  shall  purchase,  as of and with effect from the opening of business on the Closing Date, the China Shares held by Forte.

2.2 Share Conversion.  The conversion of China Shares as contemplated in section
2.1 (a) above, shall be effected by the issuance of the Exchangeable Shares from the treasury of China eMall to the China Vendors, excluding Uphill, GDCT and Forte, (the "Share Conversion") in exchange for the China Shares, pursuant to the issuer bid rules contained in paragraph 93 (3) (g) of the Securities Act (Ontario) and pursuant to the prospectus and registration exemptions contained in paragraph 35(1)(17) and Rule 45-501 (section 2.17) of the Securities Act (Ontario).

2.3 Share Exchange. The purchase and sale of the Uphill Shares and the GDCT Shares shall be effected by the issuance of common shares in the capital of the Purchaser to the Uphill Vendors and the GDCT Vendors in exchange for the Uphill Shares and GDCT Shares as the case may be, (the "Share Exchange") pursuant to the prospectus and registration exemptions contained in paragraphs 72(1)(j) and 35(1)(16) of the Securities Act (Ontario), and Regulation S under the United States Securities Act of 1933.

2.4 Share Exchange Forte. The purchase and sale of the China Shares held by Forte shall be effected by the issuance of common shares in the capital of the Purchaser to Forte in exchange for the China Shares held by Forte (the "Forte Exchange") pursuant to Regulation S under the United States Securities Act of 1933.

2.5 Share Conversion Ratio. The Purchaser and the China Vendors have established for the purposes of the Share Conversion a conversion ratio of 3.5 Exchangeable Shares for every one of the China Shares held by the China Vendors, excluding Uphill, GDCT and Forte.

2.6 Share Exchange Ratio The Purchaser and the China Vendors have established for the purposes of the Share Exchange an exchange ratio of 1 common share in the capital of the Purchaser for every one of the Uphill Shares and GDCT Shares based on 700,000 common shares outstanding on the Closing Date in the capital of each of Uphill and GDCT.

2.7 Share Exchange Ratio Forte. The Purchaser and the China Vendors have established for the purposes of the Forte Exchange an exchange ratio of 3.5 common share in the capital of the Purchaser for every one of the China Shares held by Forte based on 200,000 common shares held by Forte on the Closing Date in the capital of China eMall.

2.8 Exchangeable Shares. Each Exchangeable Share may, on or after Closing, be exchanged at the request of its holder for one common share of the Purchaser, provided that in the event of a consolidation, split or other reorganization of the capital stock of the Purchaser or China eMall, the number of the Purchaser's common shares issuable for each one Exchangeable Share shall be adjusted accordingly. The rights, privileges and restrictions of the Exchangeable Shares shall be substantially as set out in Schedule 2.8.

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2.9 Acknowledgement of Resale Restrictions.  The Vendors hereby acknowledge that any Exchangeable Shares or common shares in the capital of the Purchaser that they receive pursuant to this Agreement are restricted in accordance with the United States Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder subject to the Purchaser's covenants set out in section 8.10.

                                   ARTICLE III

                                SUPPORT AGREEMENT

                                -----------------

3.1 Support Agreement. On Closing the Purchaser and China eMall will enter into a Support Agreement substantially in the form as attached hereto as Schedule "3.1"

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE VENDORS
                  ---------------------------------------------

4.1 Representations and Warranties of the China Vendors. Each of the China Vendors jointly and severally represents and warrants to the Purchaser as follows (to the extent that the following representations and warranties relate to that China eMall Shareholder) and acknowledges that the Purchaser is relying on these representations and warranties in connection with the completion of the transactions contemplated by this Agreement:

(a) Capacity to own China Shares - Each of the China Vendors has all necessary power, authority and capacity to own the China Shares.

(b) Capacity to Enter Agreement - Each of the China Vendors has full power, right and authority to enter into this Agreement and to perform their obligations under it.

(c) Binding Obligation - This Agreement has been duly executed and delivered by each of the China Vendors and constitutes a valid and binding obligation of each of them.

(d) Absence of Conflict - None of the China Vendors is a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the China Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(e) Title to China Shares - Each of the China Vendors is the legal and beneficial owner of the China Shares as set forth in Schedule 4.1 (e), with good and marketable title, free and clear of any Encumbrances.

(f) No Bankruptcy - No proceedings have been taken or authorized by any China eMall Shareholder or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up as applicable, of any China eMall Shareholder.

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(g)      No Option - No Person,  other than the Purchaser  under this Agreement, has any agreement or any right capable of becoming an agreement or option for the purchase from the China Vendors of any of the China Shares.

(h) Disclosure - The representations and warranties of each of the China Vendors in this Agreement are true, correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to the Purchaser.

(i) Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of China eMall or a China eMall shareholder, any by-laws, any court or administrative order or process, any agreement or instrument to which China eMall or a China eMall shareholder is party or by which it is bound.

4.2 Representations and Warranties of the Uphill Vendors. Each of the Uphill Vendors jointly and severally represents and warrants to the Purchaser as follows (to the extent that the following representations and warranties relate to that Uphill Shareholder) and acknowledges that the Purchaser is relying on these representations and warranties in connection with the completion of the transactions contemplated by this Agreement:

(a) Capacity to own Uphill Shares - The Uphill Vendors have all necessary power, authority and capacity to own the Uphill Shares.

(b) Capacity to Enter Agreement - The Uphill Vendors have full power, right and authority to enter into this Agreement and to perform their obligations under it.

(c) Binding Obligation - This Agreement has been duly executed and delivered by the Uphill Vendors and constitutes a valid and binding obligation of each of them.

(d) Absence of Conflict - The Uphill Vendors are not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Uphill Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(e)      Title  to  Uphill  Shares  - The  Uphill  Vendors  are  the  legal  and beneficial  owners of the Uphill  Shares as set forth in  Schedule  4.2
         (e),  with  good  and   marketable   title,   free  and  clear  of  any
         Encumbrances.

(f) No Bankruptcy - No proceedings have been taken or authorized by any Uphill eMall Shareholder or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up as applicable, of any Uphill eMall Shareholder.

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(g)      No Option - No Person,  other than the Purchaser  under this Agreement, has any agreement or any right capable of becoming an agreement or option for the purchase from the Uphill Vendors of any of the Uphill Shares.

(h) Disclosure - The representations and warranties of the Uphill Vendors in this Agreement are true, correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to the Purchaser.

(i) Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of Uphill or an Uphill Shareholder, any by-laws, any court or administrative order or process, any agreement or instrument to which Uphill or an Uphill Shareholder is party or by which it is bound.

4.3 Representations and Warranties of the GDCT Vendors. Each of the GDCT Vendors jointly and severally represents and warrants to the Purchaser as follows (to the extent that the following representations and warranties relate to that GDCT Shareholder) and acknowledges that the Purchaser is relying on these representations and warranties in connection with the completion of the transactions contemplated by this Agreement:

(a) Capacity to own GDCT Shares - The GDCT Vendors have all necessary power, authority and capacity to own the GDCT Shares.

(b) Capacity to Enter Agreement - The GDCT Vendors have full power, right and authority to enter into this Agreement and to perform their obligations under it.

(c) Binding Obligation - This Agreement has been duly executed and delivered by the GDCT Vendors and constitutes a valid and binding obligation of each of them.

(d) Absence of Conflict - The GDCT Vendors are not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the GDCT Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(e) Title to GDCT Shares - The GDCT Vendors are the legal and beneficial owners of the GDCT Shares as set forth in Schedule 4.3 (e), with good and marketable title, free and clear of any Encumbrances.

(f) No Bankruptcy - No proceedings have been taken or authorized by any GDCT Shareholder or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up as applicable, of any GDCT Shareholder.

(g) No Option - No Person, other than the Purchaser under this Agreement, has any agreement or any right capable of becoming an agreement or option for the purchase from the GDCT Vendors of any of the GDCT Shares.

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(h)      Disclosure - The  representations and warranties of the GDCT Vendors in this Agreement are true, correct and do not contain any untrue or misleading statement of a material fact or omit to state a material
         fact  necessary  to  make  such   representations  and  warranties  not
         misleading to the Purchaser.

(i) Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of GDCT or a GDCT Shareholder, any by-laws, any court or administrative order or process, any agreement or instrument to which GDCT or an GDCT Shareholder is party or by which it is bound.

                                    ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF CHINA EMALL, THE CHINA VENDORS, UPHIILL, THE UPHILL VENDORS, GDCT AND THE GDCT VENDORS
         ---------------------------------------------------------------

5.1 Representations and Warranties of China eMall and the China Vendors. China eMall and the China Vendors jointly and severally represent and warrant to the Purchaser as follows and acknowledge that the Purchaser is relying on these representations and warranties in connection with this Agreement:

(a) Due Incorporation - China eMall is a corporation duly incorporated and validly existing under the laws of Ontario.

(b) Capacity to Enter Agreement - China eMall has full corporate power and authority to enter into this Agreement and to perform its obligations under it.

(c) Due Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of China eMall.

(d) Binding Obligation - This Agreement has been duly executed and delivered by China eMall and constitutes a valid and binding obligation of it.

(e) Absence of Conflict - China eMall is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the China Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part of China eMall, in connection with the execution, delivery and performance of this Agreement and the performance of China eMall's obligations under this Agreement.

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(g)      No  Bankruptcy  - No  proceedings  have  been  taken,  are  pending  or authorized by China eMall or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of China eMall.

(h) Authorised and Issued Capital - The authorized capital of China eMall consists of an unlimited number of common shares, of which 1,747,143 common shares are currently outstanding as fully paid and non-assessable shares of China eMall and an unlimited number of special shares of which none are issued and outstanding. There are no other options or warrants or other rights of any kind in existence, authorized or agreed to which could result in any further shares or other securities of China eMall being allotted or issued or becoming outstanding.

         Minute Books - The minute books of China eMall contain accurate and complete minutes of all meetings and resolutions of the directors and the shareholders of China eMall held or passed by signature in writing, respectively, since the date of its incorporation. All such meetings have been duly called and held. China eMall share certificate books and share registers are complete and accurate.

(j) No Subsidiaries - China eMall does not own any shares in or securities of any corporate body and is not a partner of any partnership or a member of any joint venture.

(k) China eMall's Capacity and Power - China eMall has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the China eMall Business.

(l) Business - The only business carried on by China eMall is the China eMall Business.

(m) China eMall Financial Statements - The China eMall Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of China eMall on the dates thereof and the financial results of China eMall for the periods referred to in the China eMall Financial Statements a copy of which is attached hereto as Schedule 5.1 (m).

(n) No Guarantees etc. - China eMall is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

(o)      Records -

         (i) The China eMall Records are true and correct and present fairly and disclose in all material respects the actual results of the China eMall Business.

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         (ii)     To the best of knowledge,  all material financial transactions of China eMall have been accurately recorded in the China eMall Records. The China eMall Records (of a financial nature) have been prepared in accordance with Canadian generally accepted accounting principles consistently applied.

         (iii) The files, documentation and information in writing provided by China eMall to the Purchaser in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

(p) Business Agreements - There are no material agreements relating to the China eMall Business except for those listed in Schedule 5.1 (p), copies of which have been translated into English if necessary and provided to the Purchaser on or before Closing.

(q) Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings, (whether or not on behalf of China eMall and, to the best of knowledge, pending or threatened or involving China eMall, or the China eMall Business) which may materially adversely affect the China eMall Business or China eMall's assets.

(r) Disclosure - The representations and warranties of each of the China Vendors in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of China eMall, any by-laws, any court or administrative order or process, any agreement or instrument to which China eMall is party or by which it is bound.

         Liabilities - There are no outstanding debts or liabilities of China eMall other than as reflected in the audited financial statements for the period ended August 31, 1999 and as reasonably incurred in the ordinary course of business since August 31, 1999.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by China eMall have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from China eMall have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against the China eMall in connection with any such taxes and China eMall knows of no basis for any such claim or liability.

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

5.2 Representations and Warranties of Uphill and the Uphill Vendors. Uphill and the Uphill Vendors jointly and severally represent and warrant to the Purchaser as follows and acknowledge that the Purchaser is relying on these representations and warranties in connection with this Agreement:

(a) Due Incorporation - Uphill is a corporation duly incorporated and validly existing under the laws of Ontario.

(b) Capacity to Enter Agreement - Uphill has full corporate power and authority to enter into this Agreement and to perform its obligations under it.

(c) Due Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of Uphill.

(d) Binding Obligation - This Agreement has been duly executed and delivered by Uphill and constitutes a valid and binding obligation of it.

(e) Absence of Conflict - Uphill is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the Uphill Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part of Uphill, in connection with the execution, delivery and performance of this Agreement and the performance of Uphill's obligations under this Agreement.

(g) No Bankruptcy - No proceedings have been taken, are pending or authorized by Uphill or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of Uphill.

         Authorised and Issued Capital - The authorized capital of Uphill consists of an unlimited number of common shares, of which at the time of signing of this Agreement, 100 common shares are currently outstanding as fully paid and non-assessable shares of Uphill and an unlimited number of special shares of which none are issued and outstanding. There are no other options or warrants or other rights of any kind in existence, authorized or agreed to which could result in any further shares or other securities of Uphill being allotted or issued or becoming outstanding.

         Minute Books - The minute books of Uphill contain accurate and complete minutes of all meetings and resolutions of the directors and the shareholders of Uphill held or passed by signature in writing, respectively, since the date of its incorporation. All such meetings have been duly called and held. Uphill share certificate books and share registers are complete and accurate.

(j) No Subsidiaries - Uphill does not own any shares in or securities of any corporate body, other than China Shares, and is not a partner of any partnership or a member of any joint venture.

(k) Uphill's Capacity and Power - Uphill has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the Uphill Business.

(l)      Business  -The  only  business  carried  on by  Uphill  is  the  Uphill
         Business.

(m) Uphill Financial Statements - The Uphill Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of Uphill on the dates thereof and the financial results of Uphill for the periods referred to in the Uphill Financial Statements attached hereto as Schedule 5.2 (m).

(n) No Guarantees etc. - Uphill is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

(o)      Records -

         (i) The Uphill Records are true and correct and present fairly and disclose in all material respects the actual results of the Uphill Business.

         (ii) To the best of knowledge, all material financial transactions of Uphill have been accurately recorded in the Uphill Records. The Uphill Records (of a financial nature) have been prepared in accordance with Canadian generally accepted accounting principles consistently applied.

         (iii) The files, documentation and information in writing provided by Uphill to the Purchaser in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

(p) Business Agreements - There are no material agreements relating to the Uphill Business except for those listed in Schedule 5.2 (p), copies of which have been provided to the Purchaser on or before closing.

(q) Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings, (whether or not on behalf of Uphill and, to the best of knowledge, pending or threatened or involving Uphill, or the Uphill Business) which may materially adversely affect the Uphill Business or Uphill's assets.

(r) Disclosure - The representations and warranties of the Uphill Vendors in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of Uphill, any by-laws, any court or administrative order or process, any agreement or instrument to which Uphill is party or by which it is bound.

Liabilities - There are no outstanding debts or liabilities of Uphill.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by Uphill have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from Uphill have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against Uphill in connection with any such taxes and Uphill knows of no basis for any such claim or liability.

5.3 Representations and Warranties of GDCT and the GDCT Vendors. GDCT and the GDCT Vendors jointly and severally represent and warrant to the Purchaser as follows and acknowledge that the Purchaser is relying on these representations and warranties in connection with this Agreement:

(a) Due Incorporation - GDCT is a corporation duly incorporated and validly existing under the laws of Ontario.

(b) Capacity to Enter Agreement - GDCT has full corporate power and authority to enter into this Agreement and to perform its obligations under it.

(c) Due Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of GDCT.

(d) Binding Obligation - This Agreement has been duly executed and delivered by GDCT and constitutes a valid and binding obligation of it.

(e) Absence of Conflict - GDCT is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the GDCT Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part of GDCT, in connection with the execution, delivery and performance of this Agreement and the performance of GDCT's obligations under this Agreement.

(g) No Bankruptcy - No proceedings have been taken, are pending or authorized by GDCT or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of GDCT.

         Authorised and Issued Capital - The authorized capital of GDCT consists of an unlimited number of common shares, of which at the time of Closing, 700,000 common shares will be outstanding as fully paid and non-assessable shares of GDCT and an unlimited number of special shares of which none are issued and outstanding. There are no other options or warrants or other rights of any kind in existence, authorized or agreed to which could result in any further shares or other securities of GDCT being allotted or issued or becoming outstanding.

         Minute Books - The minute books of GDCT contain accurate and complete minutes of all meetings and resolutions of the directors and the shareholders of GDCT held or passed by signature in writing, respectively, since the date of its incorporation. All such meetings have been duly called and held. GDCT share certificate books and share registers are complete and accurate.

(j) No Subsidiaries - GDCT does not own any shares in or securities of any corporate body, other than China Shares, and is not a partner of any partnership or a member of any joint venture.

(k) GDCT's Capacity and Power - GDCT has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the GDCT Business.

(l)      Business - The only business carried on by GDCT is the GDCT Business.

(m) GDCT Financial Statements - The GDCT Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of GDCT on the dates thereof and the financial results of GDCT for the periods referred to in the GDCT Financial Statements attached hereto as Schedule 5.3 (m).

(n) No Guarantees etc. - GDCT is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

(o)      Records -

         (i) The GDCT Records are true and correct and present fairly and disclose in all material respects the actual results of the GDCT Business.

         (ii) To the best of knowledge, all material financial transactions of GDCT have been accurately recorded in the GDCT Records. The GDCT Records (of a financial nature) have been prepared in accordance with Canadian generally accepted accounting principles consistently applied.

         (iii) The files, documentation and information in writing provided by GDCT to the Purchaser in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

(p) Business Agreements - There are no material agreements relating to the GDCT Business except for those listed in Schedule 5.3 (p), copies of which have been provided to the Purchaser on or before closing.

(q) Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings, (whether or not on behalf of GDCT and, to the best of knowledge, pending or threatened or involving GDCT, or the GDCT Business) which may materially adversely affect the GDCT Business or GDCT's assets.

(r) Disclosure - The representations and warranties of the GDCT Vendors in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of GDCT, any by-laws, any court or administrative order or process, any agreement or instrument to which GDCT is party or by which it is bound.

Liabilities - There are no outstanding debts or liabilities of GDCT.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by GDCT have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from GDCT have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against GDCT in connection with any such taxes and GDCT knows of no basis for any such claim or liability.

                                   ARTICLE VI
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

6.1 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to China eMall and the Vendors as follows and acknowledges that China eMall and the Vendors are relying on those representations and warranties in connection with this Agreement:

(a) Due Incorporation - The Purchaser is a corporation duly incorporated and validly existing under the laws of the State of Florida.

(b) Capacity to Enter Agreement - The Purchaser has full power, right and authority to enter into this Agreement and to perform the obligations under it.

(c) Due Corporate Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of the Purchaser.

(d) Binding Obligation - This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser.

(e) Absence of Conflict - The Purchaser is not a party to, bound or affected by or subject to any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the Exchangeable Shares as a consequence of, the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part the Purchaser, in connection with the execution, delivery and performance of this Agreement and the performance of the Purchaser's obligations under this Agreement.

(g) No Bankruptcy - No proceedings have been taken, are pending or authorized by the Purchaser or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Purchaser.

         Minute Books - The minute books of the Purchaser contain accurate and complete minutes of recent meetings and resolutions of the directors and the shareholders of the Purchaser held or passed by signature in writing, respectively.

(i)      Absence of Material Changes - Since the execution of this Agreement:

         (i)      no  changes  have  been  made  in  the   accounting   methods,
                  practices, or policies followed by the Purchaser since December 31, 1998 except that the financial statements for the fiscal year 1998 were prepared according to generally accepted auditing standards in Canada and the financial statements for the fiscal year 1999 will be prepared by a United States auditor;

         (ii) the Purchaser has not increased, incurred or guaranteed any debt, obligation, or liability (whether absolute or contingent and whether or not currently due and payable);

         (iii) there has been no damage, destruction or loss, labour trouble, or other event, development or condition of any character (whether or not covered by insurance) which adversely affects, or, may adversely affect, the properties or prospects of the Purchaser; and

         (iv) the Purchaser has not paid any amount or dividend, or otherwise made any distribution or the payment of any kind or nature whatsoever to any non-arm's length Person.

(j) Records - The files, documentation and information in writing provided by the Purchaser to China eMall and the Vendors in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

         Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings (whether or not on behalf of the Purchaser) pending or threatened of the Purchaser which may materially adversely affect the Purchaser's assets other than those disclosed in Schedule 6.1 (k).

         Disclosure - The representations and warranties of the Purchaser in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to Vendors.

         Business Agreements - The are no material agreements relating to the business of the Purchaser except as those listed in Schedule 6.1 (m) attached hereto copies of which will be provided to the Vendors on or before closing and which the Purchaser represents and warrants are in good standing.

         Purchaser's Financial Statements - The Purchaser's Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of the Purchaser on the dates thereof and the financial results of the Purchaser for the periods referred to in the Purchaser's Financial Statements a copy of which is attached hereto as Schedule 6.1 (n).

         OTC Bulletin Board - The Purchaser is currently listed for trading on the Nasdaq Over-the-counter bulletin board ("OTCBB") under the symbol VHSN. The NASD Eligibility Rule provides that no issuer may be quoted on the OTCBB unless it is required to make certain filings pursuant to
         Section 13 or 15 (d) of the Securities Exchange Act of 1934 (the "Act"). In order to be required to make filings pursuant to Section 13 or 15 (d) of the Act, an issuer must register its class of securities under the Securities Act of 1933 or the Securities Exchange Act of 1934. The Purchaser has until May 17, 2000 to have the Securities and Exchange Commission ("SEC") declare a Form 10SB (or other registration statement) effective, and have the SEC staff reach a position of no further comment on the filing to avoid delisting.

         Authorized and Issued Capital - The authorized capital of the Purchaser consists of and will on Closing Date consist of 100,000,000 common shares each with a par value of $0.001 and 25,000,000 preferred shares each with a par value of $0.001, of which only 15,520,268 common shares and no preferred shares are outstanding on April 12, 2000, as set out in Schedule 6.1 (p) all of which issued common shares are fully paid and non-assessable. Schedule 6.1 (p) also sets out the issued and outstanding number of common shares on a fully diluted basis and there are no other options, warrants or convertible instruments outstanding other than as disclosed in Schedule 6.1 (p).

         Purchaser's Capacity and Power - the Purchaser has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the Purchasers Business.

Business - the only business carried on by the Purchaser is the Purchasers Business.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of the Purchaser, any by- laws, any court or administrative order or process, any agreement or instrument to which the Purchaser is party or by which it is bound.

         Liabilities - There are no outstanding debts or liabilities of the Purchaser other than as disclosed in the Purchaser's Financial Statements, elsewhere in this Agreement or as otherwise disclosed in writing to the China Vendors prior to Closing.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by the Purchaser have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from the Purchaser have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against the Purchaser in connection with any such taxes and the Purchaser knows of no basis for any such claim or liability except as otherwise set out in
         Schedule 6.1 (u) attached hereto.

Subsidiaries. The Purchaser has no other subsidiaries  then VHS Acquisition Inc.
         and VHS Network Inc.

No Guarantees etc. The Purchaser is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person other than as provided in the Articles of Incorporation and By-laws of the corporation or otherwise in the normal course of business.

Groupmarkdebt. As of Closing there will be US$380,000  owed to Groupmark  Canada
         Limited by the Purchaser.

                                   ARTICLE VII

              NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES
              -----------------------------------------------------

7.1 Subject to section 7.2, all representations and warranties contained in this Agreement on the part of each of the Parties shall survive the Closing for a period of one (1) year from the Closing Date, after which time, if no claim shall have been made against a Party with respect to any incorrectness or breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to the representation or warranty.

7.2 The representations, warranties, covenants and indemnities of the Parties relating to tax liability shall:

(a) unless resulting from any misrepresentation made or fraud committed in filing a return or supplying information for the purposes of the Income Tax Act (Canada), applicable provincial corporation tax legislation or any other legislation imposing tax on China eMall Uphill, GDCT or the Purchaser, terminate at the expiration of the last of the limitation periods contained in the Income Tax Act (Canada), applicable provincial corporation tax legislation or any other legislation imposing tax on China eMall, Uphill, GDCT or the Purchaser; and

(b) if based upon misrepresentation made or fraud committed in filing a return or in supplying information for the purposes of the Income Tax Act (Canada), applicable provincial corporation tax legislation or any other legislation imposing tax on China eMall, Uphill, GDCT or the Purchaser, survive without limit as to time.

7.3 All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                                  ARTICLE VIII

                                    COVENANTS

                                    ---------

8.1 Conduct of China eMall Business Prior to Closing. During the Interim Period, China eMall shall:

(a) Conduct Business in Ordinary Course - except as otherwise contemplated or permitted by this Agreement, conduct the China eMall Business diligently and prudently and shall not, without the prior written consent of the Purchaser, enter into any contracts, agreements, commitments or leases, or undertake any activity (including allotment or issuance of any further shares or securities of China eMall), except in the ordinary course of the China eMall Business;

(b) Continue Insurance - continue in full force all existing insurance policies;

(c) Comply with Laws - comply with all laws applicable to the China eMall Business;

(d) Maintain Permits - apply for, maintain in good standing and renew all permits, licenses, registrations and permits necessary to enable it to carry on the China eMall Business as now conducted; and

(e) Distributions - not pay any amount or dividend or otherwise make any distribution to its shareholders or any non-arm's length Person out of the normal course.

8.2 Conduct of Uphill Business Prior to Closing. During the Interim Period, Uphill shall:

(a) Conduct Business in Ordinary Course - except as otherwise contemplated or permitted by this Agreement, conduct the Uphill Business diligently and prudently and shall not, without the prior written consent of the Purchaser, enter into any contracts, agreements, commitments or leases, or undertake any activity (including allotment or issuance of any further shares or securities of Uphill ), except in the ordinary course of the Uphill Business;

(b) Continue Insurance - continue in full force all existing insurance policies;

(c)      Comply  with  Laws -  comply  with all laws  applicable  to the  Uphill
         Business;

(d) Maintain Permits - apply for, maintain in good standing and renew all permits, licenses, registrations and permits necessary to enable it to carry on the Uphill Business as now conducted; and

(e) Distributions - not pay any amount or dividend or otherwise make any distribution to its shareholders or any non-arm's length Person out of the normal course.

8.3 Conduct of GDCT Business Prior to Closing. During the Interim Period, GDCT shall:

(a) Conduct Business in Ordinary Course - except as otherwise contemplated or permitted by this Agreement, conduct the GDCT Business diligently and prudently and shall not, without the prior written consent of the

         Purchaser, enter into any contracts, agreements, commitments or leases, or undertake any activity (including allotment or issuance of any further shares or securities of GDCT), except in the ordinary course of the GDCT Business;

(b) Continue Insurance - continue in full force all existing insurance policies;

(c)      Comply  with  Laws -  comply  with  all  laws  applicable  to the  GDCT
         Business;

(d) Maintain Permits - apply for, maintain in good standing and renew all permits, licenses, registrations and permits necessary to enable it to carry on the GDCT Business as now conducted; and

(e) Distributions - not pay any amount or dividend or otherwise make any distribution to its shareholders or any non-arm's length Person out of the normal course.

8.4 Conduct of the Purchaser Prior to Closing. During the Interim Period, the Purchaser shall comply with all laws applicable to the Purchaser.

8.5      Conduct of the Purchaser After Closing.

         The Purchaser shall not transfer or cause Uphill or GDCT to transfer any common shares of China eMall without providing at least 45 days' written notice to the holders of the Exchangeable Shares outstanding at that time, of such intention so that the holders of the Exchangeable Shares have the option of exchanging their Exchangeable Shares at that time.

(b)      During  the  period  from  Closing   until  there  are  no  longer  any
         Exchangeable Shares outstanding, the Purchaser shall not:

         take actions that prejudice the holders of Exchangeable Shares, by unduly diminishing the value of that which they are entitled to receive on the conversion/exchange of their shares, provided that the Purchaser shall not be liable hereunder for reasonable decisions made in the ordinary course of business, or for fluctuations in market price caused by factors beyond its control;

         cause China eMall to commence, continue or complete any liquidation, dissolution or winding-up of China eMall or other distribution of the property or assets of China eMall among its shareholders for the purpose of winding-up its affairs without the express written consent of a majority of the votes attaching to the holders of Exchangeable Shares outstanding from time to time; or

         cause China eMall to sell or dispose of all or substantially all of its assets or property without the express written consent of a majority of the votes attaching to the holders of Exchangeable Shares outstanding from time to time.

(c) Notwithstanding the provisions in 8.5 (a) and (b) above the Purchaser shall be entitled to complete statutory amalgamations between Uphill, GDCT and/or China eMall without consent of the holders of Exchangeable Shares provided that the amalgamated corporation has the same articles and by-laws as China eMall.

8.5A     Covenants of Vendors After Closing.

         GDCT. Within 90 days after Closing the GDCT Vendors shall provide the Purchasers with the Financial Statements and completed tax returns for GDCT for the year ended January 31, 2000 and the interim period from January 31, 2000 up to Closing.

         Uphill. Within 90 days after Closing the Uphill Vendors shall provide the Purchasers with the Financial Statements and completed tax returns for Uphill for the last completed fiscal year and the interim period from the last fiscal year end up to Closing.

8.6      Access for Investigation.

(a) The Purchaser, the China Vendors and China eMall shall permit the other Parties and their Authorized Representatives, until the Closing Date, to have reasonable access during normal business hours to their respective premises and their respective Records to enable confirmation of the accuracy of the Records and the matters represented and warranted in Articles IV, V and VI .

(b) Until the Closing Date and, in the event the termination of this Agreement without the completion of the transactions contemplated hereby, each of the Parties shall thereafter, subject to subsection 8.6(c), use its best efforts to keep confidential and not use for its own purpose (other than as contemplated by this Agreement) any information obtained from any other Party with respect to the other Party's affairs. If this Agreement is terminated, all documents, working papers and other written material obtained by the Party from the other party in connection with this Agreement and not previously made public (and all copies thereof) shall be returned to the other Party promptly after such termination.

(c) The obligation of each of the Parties under subsection 8.6(b) to keep confidential and not use any information shall not apply to information which:

         (i) becomes generally available to the public other than as a result of a disclosure by the Party or its representatives in violation of this Agreement;

         (ii) was available to the Party on a non-confidential basis prior to its disclosure by the other party or their representatives;

         (iii) becomes available to the party on a non-confidential basis from a source other than the other Party or its representatives, provided that such source is not bound by a confidentiality agreement with the other Party; or

         (iv)     the Party is required by law to disclose.

8.7 Closing Documents. The Ancillary Agreements shall be executed and delivered by the Parties thereto at the Closing time.

8.8 Corporate Proceedings. On or before the Closing Date, each Party (which is a corporation) shall provide to the other Parties certified copies of all necessary proceedings and resolutions, corporate or otherwise, and all other necessary actions, corporate or otherwise, authorizing the execution and delivery of this Agreement and the matters contemplated in it.

8.9 Actions to Satisfy Closing Conditions. Each Party shall take all such actions as are within its power to control, and shall use its best efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with any conditions set forth in this Agreement which are for the benefit of itself or any other Party.

8.10 Purchaser's Proceedings. The Purchaser shall, on or immediately following Closing, complete and diligently pursue a Form 10SB, Form SB-2 or other suitable filing with the US Securities and Exchange Commission ("SEC") so as to register all the common shares of the Purchaser issued to or issuable to the China Vendors, including the Uphill Vendors and the GDCT Vendors, pursuant to this Agreement to permit such common shares to be freely tradeable. The Purchase shall also maintain its reporting company status with the SEC while there are Exchangeable Shares outstanding.

8.11 Exemption Order. After Closing the Purchaser shall make an application to the Ontario Securities Commission for an exemption order to permit the resale of common shares of the Purchaser that are issued to the China Vendors, including the Uphill Vendors and the GDCT Vendors, with the expense being shared 50% by the Purchaser and 50% by the China Vendors who consent to such an application for their respective Exchangeable Shares.

8.12 Management Agreement. On or before the Closing Date, the Purchaser shall enter into a management agreement with Gang Chai.

8.13 Director. On or before the Closing Date, the Purchaser shall cause the appointment of Gang Chai as a director of the Purchaser.


                                   ARTICLE IX

                              CONDITIONS OF CLOSING

                              ---------------------

9.1 Conditions for the Purchaser's Benefit. The Purchaser shall not be obliged to complete the transactions contemplated by this Agreement unless, on the Closing Date, each of the following conditions shall have been satisfied:

(a) Accuracy of Representations - The representations and warranties of the China Vendors and China eMall set forth in sections 4.1, 4.2, 4.3 5.1,
         5.2 and 5.3, respectively, shall be true and correct at the Closing, except as those representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted by this Agreement, including, without limitation, those in the ordinary course of business, and the Purchaser shall have received a certificate from the Vendors and China eMall confirming the foregoing.

(b) Performance of Obligations - China eMall and the China Vendors shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing. China eMall and the China Vendors shall not be in breach of any agreement on its part contained herein;

(c) Deliveries - China eMall and the China Vendors shall have delivered or caused to be delivered to the Purchaser the Ancillary Agreements;

(d)      Approvals  -  All   necessary   approvals  of  the   directors   and/or
         shareholders of China eMall, Uphill and GDCT shall have been obtained or given, as the case may be, on or before the Closing Time;

(e) Completion of Investigations - The investigations and assessments contemplated in section 8.6 shall have been completed and the Purchaser shall be satisfied with the result of such investigations and assessments including, without limitation, the accuracy of the Records and matters represented and warranted in Articles IV and V;

(f) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any persons or Governmental Authorities required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date. There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law;

(g) No Loss - During the Interim Period, there has been no material damage to the assets of China eMall, the China eMall Business, GDCT, the GDCT Business, Uphill, the Uphill Business by fire or other peril, whether or not such damage is covered by insurance;

         No Material Changes - There shall have been no material adverse changes in the China eMall Business, the Uphill Business or the GDCT Business, assets or financial condition of China eMall, Uphill or GDCT during the Interim Period. For the purposes of this subsection, the term "material adverse change" shall mean any change in the assets, liabilities or financial condition of China eMall, GDCT, the China eMall Business, Uphill, the Uphill Business or the GDCT Business that may involve material reduction, damage, risk to or destruction of the assets, whether or not the change is covered by insurance; and

         Legal Opinion - Counsel to China eMall and the China Vendors shall deliver to counsel for the Purchaser an opinion confirming that China eMall qualifies for the exemption from the provisions of Part XX of the Securities Act (Ontario) set out in s.93(3)(g) and s.93(1)(d) of said act and that GDCT and Uphill qualify for the exemption from the provisions of Part XX of the Securities Act (Ontario) set out in s. 93(1)(d) of said act and an opinion as to other general matters to the satisfaction of the Purchaser's counsel.

If any one or more of the foregoing conditions shall not have been fulfilled on or before the Closing Date, the Purchaser may terminate this Agreement by notice in writing to the other Parties in which event the Purchaser shall be released from all obligations under this Agreement without any liability and (unless the Purchaser can show that the condition relied upon could reasonably have been performed by the other Parties) the other Parties shall also be released from all obligations hereunder without any liability; provided, however, that the Purchaser shall be entitled to waive compliance with any one or more of such conditions in whole or in part if it shall see fit to do so, without prejudice to its rights of termination in the event of the non-fulfilment of any other condition in whole or in part.

9.2 Conditions for the Benefit of the Vendors. The China Vendors shall not be obliged to complete the transactions contemplated by this Agreement unless, on the Closing Date, each of the following conditions shall have been satisfied:

         (a) Accuracy of Representations - The representations and warranties of the Purchaser set forth in sections 6.1 shall be true and correct at the Closing, except as those representations and warranties may be
         affected  by  the  occurrence  of  events  or  transactions   expressly
         contemplated and permitted by this Agreement, and the Vendors shall have received certificates from the Purchaser confirming the foregoing.

         (b) Performance of Obligations - the Purchaser shall have performed all of the obligations hereunder to be performed by it at or prior to the Closing and the Purchaser shall not be in breach of any agreement on its part contained herein.

         (c) Deliveries - China eMall shall have delivered or caused to be delivered to China Vendors possession of the Exchangeable Shares, free and clear of any Encumbrances.

         (d) Approvals - All necessary approvals by the directors and/or shareholders of the Purchaser shall have been obtained, completed or given, as the case may be, on or before the Closing Time.

         (e) Completion of Investigations - The investigations and assessments contemplated in section 8.6 shall have been completed and the China Vendors shall be satisfied with the results of such investigations and assessments including, without limitation, the accuracy of the Records and matters represented and warranted in Article VI.

         (f) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any Persons or Governmental Authorities required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date. There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

         (g) No Loss - During the Interim Period, there has been no material damage to the assets of the Purchaser by fire or other peril, whether or not such damage is covered by insurance.

         (h) No Material Changes - There shall have been, in the reasonable opinion of China eMall and the China Vendors, no material adverse changes in the assets or financial condition of the Purchaser during the Interim Period. For the purposes of this subsection, the term "material adverse change" shall mean any change in the assets, liabilities or financial condition of the Purchaser that may, in the reasonable opinion of China eMall and the China Vendors involve material reduction, damage, risk to or destruction of the assets whether or not the change is covered by insurance.

         (i) Support Agreement - The Purchaser shall have executed the Support Agreement on or before the Closing Date.

Legal Opinion - Florida counsel to the Purchaser shall provide an opinion that the Purchaser is validly existing under the laws of Florida, that no shareholder approval is required and other such general matters to the satisfaction of counsel to China eMall and the Vendors.

         Exchangeable Shares - Before closing the shareholders of China eMall shall create the Exchangeable Shares by filing articles of amendment of China eMall. The rights, privileges, restrictions and conditions of the Exchangeable Shares shall be as is substantially set out in Schedule 2.8.

         GDCT and Uphill Shares - Before Closing the Uphill Vendors shall cause Uphill to file articles of amendment subdividing the 100 common shares into 700,000 common shares.

         Voting Trust - On Closing the Purchaser and the Vendors holding Exchangeable Shares shall enter into a voting trust agreement in a mutually agreeable form prepared by counsel to China eMall to provide to a trustee, acting on behalf of all of the holders of Exchangeable Shares, voting rights of shares in the capital of the Purchaser equivalent to the voting rights of the common shares in the capital of the Purchaser into which the Exchangeable Shares are exchangeable that will be allotted for purposes of issuance with respect to the Exchangeable Shares; or the Purchaser shall deposit a number of common shares in the capital of the Purchaser equal at all times and from time to time to the number of common share in the capital of the Purchaser into which the outstanding Exchangeable Shares are exchangeable, provided that the voting rights of such shares shall be held by the trustee of such voting trust pursuant to the terms and conditions of such a voting trust agreement in a mutually agreeable form prepared by counsel to China eMall for the benefit of the holders of the outstanding Exchangeable Shares from time to time but all other rights of such common shares in the capital of the Purchaser shall be held by the trustee for the benefit of the Purchaser pursuant to the terms and conditions of such a voting trust agreement in a mutually agreeable form prepared by counsel to China eMall.

If any one or more of the foregoing conditions shall not have been fulfilled on or before the Closing Date, the Vendors may terminate this Agreement by notice in writing to the Purchaser in which event the Vendors shall be released from all obligations under this Agreement without liability and (unless the Vendors can show that the condition relied upon could reasonably have been performed by the Purchaser) the Purchaser shall also be released from all obligations hereunder without liability; provided, however, that the Vendors shall be entitled to waive compliance with any one or more of such conditions in whole or in part if they shall see fit to do so, without prejudice to their rights to termination in the event of the non-fulfilment of any other condition in whole or in part.

                                    ARTICLE X

                                 INDEMNIFICATION

                                 ---------------

10.1 Mutual Indemnifications for Breaches of Warranty, etc. Subject to section 10.3, the Purchaser hereby covenants and agrees with the Vendors and China eMall and the Vendors and China eMall hereby covenant and agree severally with the Purchaser (the parties covenanting and agreeing to indemnify another party under this Article X are hereinafter individually referred to as "Indemnifying Party" and the parties that are being indemnified by another Party under this Article X are hereinafter individually referred to as the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which may be made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, or arising out of any non-fulfilment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or any Ancillary Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement or any Ancillary Agreement.

10.2 Undisclosed Liabilities Indemnity. Notwithstanding section 10.1 and without limiting the generality of section 10.1:

(a) the Vendors and China eMall shall indemnify the Purchaser from all Claims arising from liabilities or obligations to Persons that arise from any act or failure to act of China eMall or the Vendors prior to the Closing Date that is not disclosed to the Purchaser pursuant to Articles IV or V or otherwise prior to Closing; and

(b) the Purchaser shall indemnify China eMall and the Vendors from all Claims arising from liabilities or obligations to Persons that arise from any act or failure to act of the Purchaser prior to the Closing Date that is not disclosed to China eMall and the Vendors pursuant to Articles V or VI or otherwise prior to Closing.

10.3 Limitation on Mutual Indemnification. The indemnification obligations of each of the Parties pursuant to section 10.1 and 10.2 shall be subject to the following:

(a) the applicable limitation mentioned in Article VII respecting the survival of the representations and warranties of the Parties;

(b) the indemnity obligations under section 10.2 shall survive for a period of one (1) year from the Closing Date;

(c)      there  shall be no limit as to amount in  respect  of  breaches  of the
         representations   and   warranties   of  the  Parties   other  than  as
         specifically limited by the provisions of the section; and

(d) an Indemnifying Party shall not be required to indemnify an Indemnified Party until the aggregate Claims sustained by the Indemnified Party exceeds a value of $5,000, in which case the Indemnifying Party shall be obligated to the Indemnified party for all Claims without limit as to amount.

10.4 Procedure for Indemnification. The following provisions shall apply to any Claims for which an Indemnifying Party may be obligated to indemnify an Indemnified Party pursuant to this Agreement:

(a) upon receipt from a third party by the Indemnified Party of notice of a Claim or the Indemnified party becoming aware of a Claim in respect of which the Indemnified Party proposes to demand indemnification from the Indemnifying Party, the Indemnified Party shall give notice to that effect to the Indemnifying Party with reasonable promptness, provided that failure to give such notice shall not relieve an Indemnifying Party from any liability it may have to the Indemnified Party except to the extent that the Indemnifying Party is prejudiced thereby;

(b) in the case of Claims arising from third parties, the Indemnifying Party shall have the right by notice to the Indemnified party not later than thirty (30) days after receipt of the notice described in paragraph (i) above to assume the control of the defence, compromise or settlement of the Claims, provided that such assumption shall, by its terms, be without costs to the Indemnified Party and the Indemnifying Party shall at the Indemnified Party's request furnish it with reasonable security against any costs or other liabilities to which it may be or become exposed by reason of such defence, compromise or settlement;

(c) upon the assumption of control by the Indemnifying Party as aforesaid, the Indemnifying Party shall diligently proceed with the defence, compromise or settlement of the Claims at its sole expense, including employment of counsel reasonably satisfactory to the Indemnified Party and, in connection therewith, the Indemnified Party shall co-operate fully, but at the expense of the Indemnifying Party, to make available to the Indemnifying Party all pertinent information and witnesses under the Indemnified Party's control, make such assignments and take such other steps as in the opinion of counsel for the Indemnifying Party are necessary to enable the Indemnifying Party to conduct such defence; provided always that the Indemnified Party shall be entitled to reasonable security from the Indemnifying Party for the expense, costs of other liabilities to which it may be or may become exposed by reason of such co-operation;

(d) the final determination of any such Claims arising from third parties, including all related costs and expenses, will be binding and conclusive upon the Parties as to the validity or invalidity, as the case may be of such Claims against the Indemnifying Party hereunder; and

(e) should the Indemnifying Party fail to give notice to the Indemnified Party as provided in paragraph (ii) above, the Indemnified Party shall be entitled to make such settlement of the Claims as in its sole discretion may appear advisable, and such settlement or any other final determination of the Claims shall be binding upon the Indemnifying Party.

                                   ARTICLE XI

                              CLOSING ARRANGEMENTS

                              --------------------

11.1 Closing. The Closing shall take place at the offices of Stewart & Associates, Barristers and Solicitors, 1 First Canadian Place, Suite 700, 100 King Street West, Toronto M5X 1C7, Ontario, Canada at the Closing Time on the Closing Date.

11.2 Closing Procedures. At the Closing Time or where specified, prior to the Closing Time;

         China eMall shall issue and deliver to the China Vendors' possession, except GDCT, Uphill and Forte the Exchangeable Shares;

         the China Vendors except GDCT, Uphill and Forte shall convert their China Shares for the Exchangeable Shares;

         GDCT and the Purchaser shall exchange the GDCT Shares and the common shares in the capital of the Purchaser;

         Uphill and the Purchaser shall exchange the Uphill Shares and the common shares in the capital of the Purchaser;

         Forte and the Purchaser shall exchange the China Shares held by Forte and the common shares in the capital of the Purchaser; and

(e) the Parties shall take or shall have taken, as the case may be, the other actions contemplated to be taken by them at or before the Closing contemplated in this Agreement.

11.3 Non-Waiver. No investigations made by or on behalf of the Purchaser, China eMall and the China Vendors at any time shall have the effect of waiving or diminishing the scope of or otherwise affecting any representation, warranty or indemnity made by or imposed upon the Parties pursuant to this Agreement.

                                   ARTICLE XII

                                     GENERAL

                                     -------

12.1     Termination.

(1)      This agreement may be terminated at any time prior to the Closing Date:

         by the mutual agreement of the Parties;

         by the Purchaser within 14 days of the execution of this Agreement if the Purchaser has any concerns whatsoever at its own discretion with respect to the due diligence of Uphill or GDCT; or

         by the Parties if the transactions contemplated by this Agreement would violate any non-appealable final order, decree or judgement of any court or governmental body having competent jurisdiction.

(2) If this Agreement is terminated by a Party under subsection 12.1(1), such termination shall be without liability of either Party to the other parties, or to any of their shareholders, directors, officers, employees, agents, consultants or representatives provided that if such termination shall result from the wilful failure of the Party to fulfil a condition to the performance of the other Parties or to perform a covenant of this agreement or from a wilful breach by the party to this Agreement, the Party shall be fully liable for any and all damages, costs and expenses (including, but not limited to, reasonable counsel fees and disbursements) sustained or incurred by the other Parties.

12.2 Expenses Except as otherwise specified herein, all costs and expenses (including the fees and disbursements of accountants and legal counsel) incurred in connection with this Agreement and completion of the transactions contemplated by this Agreement shall be paid by the Party incurring those expenses.

12.3 Time of Essence. Time shall be of the essence in all respects of this Agreement.

12.4 Notices. Any notice or other communication which is required or permitted to be given or made by one Party to the others hereunder shall be in writing and shall be either personally delivered to such Parties sent by facsimile.

         Any notice shall be sent to the intended recipient at its address as follows:

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

                              (a) to the Purchaser:

                               c/o Elwin Cathcart

                                6705 Tomken Road

                                   Unit 12-14

                              Mississauga, Ontario

                                     L5T 2J6

                          Facsimile No.: (905) 795-9682

                         and to Stewart & Associates at:

                               c/o Adam K. Szweras

                              Stewart & Associates

                             Barristers & Solicitors

                             Suite 700, P.O. Box 160
                             1 First Canadian Place

                              100 King Street West

                                Toronto, Ontario

                                     M5X 1C7

                          Facsimile No.: (416) 368-7805

             to the China Vendors, except Forte Management Corp. at:

                                c/o Dr. Gang Chai

                              McVicar Minerals Ltd.

                              1 Dundas Street West

                               Suite 2402, Box 13

                                Toronto, Ontario

                                     M5G 1Z3

                          Facsimile No.: (416) 977-8335

                      and to Dexter, Marrelli & Amenta at:

                               c/o James Marrelli

                              1 Dundas Street West

                               Suite 2402, Box 24

                                Toronto, Ontario

                                     M5G 1Z3

                          Facsimile No.: (416) 971-7458

                  and to Vivan Wong, Barrister & Solicitor, at:

                           5400 Yonge Street Suite 401

                               North York, Ontario

                                     M2N 5R5

                          Facsimile No.: (416) 222-8320

                          to Forte Management Corp. at:

                          Facsimile No. (441) 295-5491
or at such other address as any Party may from time to time advise the others by notice in writing. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by facsimile or similar method of recorded communication shall be deemed to have been received on the next Business Day following the date of its transmission.

12.5 Further Assurances. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions, whether before or after the Closing.

12.6 Public Notice. All public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and co-ordinated by the Parties and no Party shall act unilaterally in this regard without the prior written approval of the other Parties, such approval not to be unreasonably withheld.

12.7 Amendment and Waiver. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound. No waiver of any of the Provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

12.8 Assignment. This Agreement and the rights or obligations hereunder or thereunder are not assignable by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld. This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

12.9 Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall not invalidate the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.10 Governing Law. The Parties agree that this Agreement shall be governed by the laws of the Province of Ontario, and the federal laws of Canada applicable therein, that Ontario will be the proper forum for any controversy arising in connection with this Agreement and that the courts of which will be the exclusive forums for all such suits, actions or proceedings.

12.11 Counterparts. This Agreement may be executed by the Parties in one or more counterparts, originally or by facsimile signature, each of which when so executed and delivered shall be deemed an original and such counterparts shall together constitute one and the same instrument.

12.12 Prior Agreement Cancelled. The Parties have agreed that the Share Exchange Agreement entered into among them on the 9th day of March, 2000 is hereby cancelled and fully replaced by this present Agreement.

         IN WITNESS WHEREOF this agreement has been executed by the Parties each as of the day and year first before written.

         THIS AGREEMENT IS HEREBY EXECUTED on the date set forth above.

                              VHS NETWORK, INC.


                              Per: _________________________________
                                          A.S.O.

                             CHINA EMALL CORPORATION

                              Per: ___________________________
                                          A.S.O.

                              FORTE MANAGEMENT CORP.


                              Per:
                                          A.S.O.

                              UPHILL CAPITAL INC.


                              Per:__________________________
                                          A.S.O.

                              GDCT INVESTMENT INC.


                              Per:_________________________
                                          A.S.O.

-------------------------            -----------------------------
Witness                              Dr. Gang Chai


-------------------------            -----------------------------
Witness                              Dr. Charles He


-------------------------            -----------------------------
Witness                              Qing Wang

-------------------------            -----------------------------
Witness                              Qin Lu Chai

-------------------------            -----------------------------
Witness                              Tai Xue Shi

                                       32